UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 28, 2004

                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                    1-14771                     04-2962824
           ------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                       10-M Commerce Way, Woburn, MA 01801
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-994-4800
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                   Exhibit Title
           -------                   -------------
           Exhibit 99                Press Release dated July 28, 2004

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99 announcing its results for the second quarter of 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICROFINANCIAL INCORPORATED
                                   Registrant



                                   By:  /s/ James Jackson
                                      ------------------------------------------
                                      James Jackson
                                      Vice President and Chief Financial Officer

Dated: August 2, 2004